EXCHANGE LISTED FUNDS TRUST

HIGH YIELD ETF

NYSE Arca Ticker: HYLD

Supplement dated September 13, 2019 to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Prospectus, and SAI for the High Yield ETF and should be read in conjunction with those documents.

The Board of Trustees (the “Board”) of Exchange Listed Funds Trust (the “Trust”) has approved WhiteStar Asset Management LLC (“WhiteStar”) as a sub-adviser to the Trust’s High Yield ETF (the “Fund”). The appointment of WhiteStar as a sub-adviser does not affect the Fund’s investment objective or overall fees and expenses and MacKay Shields LLC continues to serve as a sub-adviser to the Fund. Gibran Mahmud, Barry Boland, and Nathan Hall of WhiteStar have been added as portfolio managers of the Fund in addition to Michael DePalma and Michael Ning of MacKay Shields.

WhiteStar is a Delaware limited liability company with its principal offices at 300 Crescent Court, Suite 200 Dallas, TX 75201. WhiteStar is wholly-owned by TCA Holdco LLC, a Delaware limited liability company. TCA Holdco LLC is indirectly owned by Pine Brook Capital Partners II, L.P., a Delaware limited liability company. WhiteStar was formed in 2013 and provides investment advisory services, including as collateral manager for pooled investment vehicles that are collateralized loan obligation funds. WhiteStar is responsible for selecting investments for its allocated portion of the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions. WhiteStar also is responsible for trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of Exchange Traded Concepts, LLC (“ETC”), the Fund’s investment adviser, and the Board. For the services WhiteStar provides, ETC pays WhiteStar a fee calculated daily and paid monthly at an annual rate of 0.35% of the portion of the assets it manages on behalf of the Fund.

Gibran Mahmud is Chief Executive Officer and Chief Investment Officer of WhiteStar. Prior to joining WhiteStar in 2013, Mr. Mahmud was a Senior Vice President and Head of Mergers, Acquisitions and Business Strategy for a private family office.  Previously, Mr. Mahmud served as Senior Portfolio Manager and Head of Structured Products at Highland Capital Management, L.P.  Prior to joining Highland in 2001, he served as a Senior Analyst at Fleet Capital where he was involved in originating, structuring, modeling and credit analysis for clients primarily in the manufacturing, retail and services industries. Prior to joining Fleet in 2000, he was a Senior Auditor at Arthur Andersen.  Mr. Mahmud received a Master of Business Administration in Finance and a Bachelor of Business Administration in Accounting from Baylor University. He is a Certified Public Accountant (CPA).

Barry Boland is a portfolio manager of WhiteStar. Prior to joining WhiteStar in 2014, Mr. Boland was an Associate Director in the Proprietary Investing group of ORIX USA, where he managed a portfolio of leveraged loans, high yield bonds, equities, and derivatives.  Prior to joining Orix in 2006, Mr. Boland was a proprietary trader with Hold Brothers, a direct access equity trading firm.  Prior to joining Hold Brothers in 2001, Mr. Boland was a senior auditor with Ernst & Young.  Mr. Boland began his career as a staff auditor with Deloitte & Touche. Mr. Boland received a Master of Science in Applied Mathematics for Finance from Baruch College, City University of New York and a Bachelor of Business Administration in Finance and Bachelor of Accountancy from the University of Oklahoma.

Nathan Hall is a portfolio manager of WhiteStar. Before joining WhiteStar in 2013, Mr. Hall served as a Vice President with H.I.G. WhiteHorse, managing a portfolio of syndicated bank loans.  Additionally, Mr. Hall worked with Managing Directors at Bayside Capital, the distressed debt affiliate of H.I.G., to source, evaluate, and manage distressed debt investments across multiple sectors from inception to ultimate resolution.  Prior to joining WhiteHorse in 2007, Mr. Hall worked at an integrated asset management firm, gaining exposure to bank debt, bonds, and equities across a wide variety of structures and strategies. He has also received credit management and underwriting training from Wells Fargo. Mr. Hall received a Bachelor of Business Administration in Finance from Texas A&M University.

The following information supplements the information under “THE PORTFOLIO MANAGERS” on page 43 of the SAI:

•	Portfolio Manager Compensation. Mr. Mahmud, Mr. Hall, and Mr. Boland are compensated by WhiteStar and do not receive any compensation directly from the Fund or the Adviser. WhiteStar pays each portfolio manager a salary plus a discretionary bonus, which is based on the overall profitability of WhiteStar.

•	Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of August 30, 2019, the portfolio managers did not beneficially own shares of the Fund.

•	Other Accounts Managed. In addition to the Fund, Mr. Mahmud, Mr. Boland, and Mr. Hall are responsible for the day-to-day management of certain other accounts, as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Gibran Mahmud	0	$0	12	$5,329	0	$0
Barry Boland	0	$0	10	$4,777	0	$0
Nathan Hall	0	$0	10	$4,777	0	$0
*	Information provided as of August 30, 2019. None of the accounts managed by Mr. Mahmud, Mr. Boland, or Mr. Hall are subject to performance based advisory fees.

•

Conflicts of Interest.  The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the portfolio managers’ other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, each Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the portfolio managers are fairly and equitably allocated.

The addition of WhiteStar as a sub-adviser to the Fund has become effective without the need for any shareholder action in reliance on an order received by the Trust and ETC from the Securities and Exchange Commission that permits ETC, subject to the supervision and approval of the Board, to hire investment sub-advisers without shareholder approval. Shareholders of the Fund will receive an information statement that provides additional information about WhiteStar. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with WhiteStar will be available in the information statement and in the Fund’s Semi-Annual Report for the period ending December 31, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.